SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  N/A)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:                         [ ]  Confidential, for Use of
    [ ]  Preliminary proxy statement                    the Commission Only
    [X]  Definitive proxy statement                     (as permitted by Rule
    [ ]  Definitive additional materials                14a-6(e)(2)
    [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              CBC HOLDING COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):
   [X]  No fee required
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5)  Total fee paid:

--------------------------------------------------------------------------------
     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

--------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
     (3)  Filing Party:

--------------------------------------------------------------------------------
     (4)  Date Filed:

--------------------------------------------------------------------------------

                              CBC HOLDING COMPANY
                             102 West Roanoke Drive
                            Fitzgerald, Georgia 31750
                                 (229) 423-4321


                                 March 19, 2003



To the Shareholders of CBC Holding Company:

     You are cordially invited to attend the annual meeting of shareholders of CBC Holding Company (the "Company") to be held at Community Banking Company of Fitzgerald (the "Bank"), located at 102 W. Roanoke Drive, Fitzgerald, Georgia, on Wednesday, April 16, 2003 at 5:00 p.m. The official notice of the annual meeting, the Proxy Statement of the Company and the Company's Annual Report to Shareholders accompany this letter.

     The principal business of the meeting will be to elect directors to serve for a one-year term until 2004 and to review the operations of the Company and its wholly owned subsidiary, Community Banking Company of Fitzgerald, for the past year.

     We hope that you will be able to attend the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE REQUEST THAT YOU MARK, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. Promptly returning your proxy card will help ensure that the greatest number of shareholders are present whether in person or by proxy.

     If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.


                                        Sincerely,


                                        /s/ George M. Ray
                                        George M. Ray
                                        President and Chief Executive Officer

                              CBC HOLDING COMPANY
                             102 West Roanoke Drive
                            Fitzgerald, Georgia 31750
                                 (229) 423-4321



                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 16, 2003



To the Shareholders of CBC Holding Company:

     CBC Holding Company hereby notifies you that the Annual Meeting of Shareholders of CBC Holding Company will be held on Wednesday, April 16, 2003, at 5:00 p.m. at Community Banking Company of Fitzgerald, located at 102 W. Roanoke Drive, Fitzgerald, Georgia, for the purposes of:

     (1) Electing fifteen (15) persons to serve as directors of the Board of Directors; and

     (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 14, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     We request that you mark, date, sign, and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to revoke a proxy that you had previously returned, you may do so at any time before the proxy is exercised.


                                By Order of the Board of Directors,



                                John T. Croley, Jr.
                                Vice Chairman and Secretary


March 19, 2003


PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. YOU CAN SPARE YOUR COMPANY THE EXPENSE OF FURTHER PROXY SOLICITATION BY PROMPTLY RETURNING YOUR PROXY CARD.

                               CBC HOLDING COMPANY
                             102 WEST ROANOKE DRIVE
                           FITZGERALD, GEORGIA  31750
                                 (229) 423-4321


             _______________________________________________________

                     PROXY STATEMENT FOR 2003 ANNUAL MEETING
             _______________________________________________________



                                  INTRODUCTION

TIME AND PLACE OF THE MEETING

     Our Board of Directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of Shareholders for CBC Holding Company (the "Company") to be held at 5:00 p.m. on Wednesday, April 16, 2003 at Community Banking Company of Fitzgerald (the "Bank"), and at any adjournments of the meeting.

RECORD DATE AND MAIL DATE

     The close of business on March 14, 2003 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about March 19, 2003.

NUMBER OF SHARES OUTSTANDING

     As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $1.00 par value authorized, of which 731,904 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.

ANNUAL REPORT AND OTHER MATTERS

     The 2002 Annual Report to Shareholders, which was mailed to shareholders with or preceding this proxy statement, contains financial and other information about our activities, but is not incorporated into this proxy statement and is not to be considered as part of these proxy soliciting materials. The information contained in the "Audit Committee Report" below shall not be deemed "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 17 of the Securities and Exchange Act of 1934, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934.

     We will provide upon written request, without charge, to each shareholder of record as of the record date, a copy of our annual report on Form 10-KSB, as amended, for the year ended December 31, 2002 as filed with the Securities and Exchange Commission. Any exhibits listed in the Form 10-KSB report, as amended, also will be furnished upon written request at the actual expenses we incur in furnishing such exhibits. Any such requests should be directed to George M. Ray, our chief executive officer, at the address set forth at the beginning of this proxy statement.

                          VOTING AT THE ANNUAL MEETING

PROPOSAL TO BE CONSIDERED

     Shareholders will be asked to elect fifteen (15) persons to serve as directors for a one-year term. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                                                                         ---
APPROVAL OF THIS PROPOSAL.

PROCEDURES FOR VOTING BY PROXY

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted for the election of the nominated directors and in the best
                    ---
judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the Board of Directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the Board of Directors.

     You can revoke your proxy at any time before it is voted by delivering to George Ray, president and chief executive officer of the Company, at the main office of the Company, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

REQUIREMENTS FOR SHAREHOLDER APPROVAL

     A quorum will be present at the meeting if a majority of the outstanding shares of common stock are represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee received sufficient votes to be elected. To be elected, a director nominee must receive more votes for than against his or her election as a director. As a result, if you withhold your vote as to one or more nominees, it will have the effect of a vote against the election of the withheld nominee(s).

     ABSTENTIONS. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

     BROKER NON-VOTES. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Companies listing their securities on the New York Stock Exchange are permitted to vote their clients' proxies in their own discretion as to the election of directors and the ratification of independent accountants. Proxies that brokers do not vote on one or more proposals but that they do vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

     Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

                             SOLICITATION OF PROXIES

     The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.


                        PROPOSAL: ELECTION OF DIRECTORS

     The Company's Articles of Incorporation provide that the Company's Board of Directors shall hold office for a term of one year. The Board of Directors recommends that the shareholders elect the nominees listed below. The following table shows for each nominee: (a) his name, (b) his age at December 31, 2002,
(c) how long he has been a director of the Company, (d) his position(s) with the Company and the Bank, and (e) his principal occupation and recent business experience. Except as otherwise indicated, each director has been engaged in his present principal occupation for more than five years.

                                DIRECTOR NOMINEES
                        For One-Year Term Expiring 2004

                                     Director   Positions with the Company
Name and Age                         Since(1)   and Business Experience for Last Five Years
------------                         ---------  -------------------------------------------------
Sidney S. (Buck) Anderson, Jr., 67        1996  Chairman of the Board of the Company and the
                                                Bank; President and General Manager - Dixie Peanut
                                                Company

James Thomas Casper, III, 47              1996  Certified Public Accountant - Worthington and
                                                Casper, CPA, PC

Charles A. (Pete) Clark, Sr., 56          1998  Chief Executive Officer and Owner - C&S
                                                Aircraft Service, Inc.; Chief Executive Officer and
                                                Owner - Ewing Dusting Service, Inc.

John T. Croley, Jr., 53                   1996  Secretary and Vice Chairman of the Company and
                                                the Bank; Attorney - sole practitioner

A.B.C. (Chip) Dorminy, III, 54            1996  President - ABCD Farms, Inc.
                                                CEO - Farmers Quality Peanut Co. and D&F Grain Co.

John S. Dunn, 58                          1996  Owner - Shep Dunn Construction

Lee Phillip Liles, 53                     1996  Agency Manager - Georgia Farm Bureau Mutual
                                                Insurance Co.

Steven L. Mitchell, 45                    1996  Tree Farmer and Co-owner - Irwin Timber Company

James A. Parrott, II, 63                  1996  Owner - Standard Supply Co. & Building
                                                Materials, Inc.

Jack F. Paulk, 53                         1996  Agency Field Executive - State Farm Insurance


                                        3

                                DIRECTOR NOMINEES
                        For One-Year Term Expiring 2004
                                    (Cont.)

                                     Director   Positions with the Company
Name and Age                         Since(1)   and Business Experience for Last Five Years
------------                         ---------  --------------------------------------------------

George M. Ray, 56                         1996  President & Chief Executive Officer of the
                                                Company and the Bank.

Hulin Reeves, Jr., 52                     1999  Farmer

Robert E. Sherrell, 66                    1996  Attorney - Jay, Sherrell, Smith & Braddy, P.C.

John Edward Smith, III, 54                1996  Attorney - Jay, Sherrell, Smith & Braddy, P.C.

Wyndall L. Walters, 55                    1998  President - Irwin County Motors (doing
                                                business as Fitzgerald Ford Lincoln Mercury)

---------------
(1) The Company was incorporated in October 1996. Each of these individuals also serves on the Board of Directors of the Bank.


     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE DIRECTOR
                                                     ---
NOMINEES LISTED ABOVE.


                      MEETINGS AND COMMITTEES OF THE BOARD

     During the year ended December 31, 2002, the Board of Directors of the Company held twelve joint meetings with the Board of Directors of the Bank. All directors attended at least 75% of the meetings of the Board of Directors of the Company and the meetings of the Bank's audit committee, if applicable, except for Mr. Walters who attend 71% of his respective board and committee meetings.

     The Board of Directors of the Company does not have a compensation or nominating committee.

     The Bank, however, does have an audit committee that recommends to the Bank's, and therefore to the Company's, Board of Directors the independent public accountants to be selected to audit the Bank's and the Company's annual financial statements and determines whether all audits and exams required by law are being performed fully, properly and in a timely fashion. The audit committee also evaluates internal accounting controls, reviews the adequacy of the internal audit budget, personnel and audit plan. The Bank's audit committee consists of Sidney S. (Buck) Anderson, James Thomas Casper, III, Charles A. Clark, A.B.C. (Chip) Dorminy, III, Hulin Reeves, Jr., and Wyndall L. Walters. Each member of the committee is deemed to be an independent director under the National Association of Securities Dealers' listing standards currently in effect.

     During the year ended December 31, 2002, the Bank's audit committee held five meetings. Neither the Company's nor the Bank's Board of Directors has adopted a written charter for the Bank's audit committee. Additionally, the Bank's audit committee does not have a "financial expert," as defined by the Securities and Exchange Commission; however, Mr. Casper, a member of the Bank's audit committee, is a certified public accountant.

                             AUDIT COMMITTEE REPORT

     The audit committee reports as follows with respect to the audit of the Company's 2002 audited consolidated financial statements.

     - The audit committee has reviewed and discussed the Company's 2002 audited consolidated financial statements with the Bank's and the Company's management;

     - The audit committee has discussed with the independent auditors, Thigpen Jones Seaton & Co., the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

     - The audit committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditor's independence from the Company and its related entities) and has discussed with the auditors the auditors' independence from the Company and the Bank; and

     - Based on review and discussions of the Company's 2002 audited consolidated financial statements with management and discussions with the independent auditors, the audit committee recommended to the Board of Directors that the Company's 2002 audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

          March 18, 2003      Audit Committee:     Sidney S. (Buck) Anderson
                                                   James Thomas Casper, III
                                                   Charles A. Clark
                                                   A.B.C. (Chip) Dorminy,
                                                   III - Chairman
                                                   Hulin Reeves, Jr.
                                                   Wyndall L. Walters


                                EXECUTIVE OFFICER

     Currently, the Company has only one executive officer. The following table provides: (a) his name, (b) his age at December 31, 2002, (c) how long he has been an officer of the Company, and (d) his positions with the Company and the
Bank:

NAME (AGE)          OFFICER SINCE  POSITION WITH THE COMPANY AND THE BANK
----------          -------------  --------------------------------------
George M. Ray (56)       1998      President, Chief Executive Officer and Acting Chief
                                   Financial Officer of the Company and the Bank

                 COMPENSATION OF EXECUTIVE OFFICER AND DIRECTORS

SUMMARY COMPENSATION TABLE

     The following table presents the total compensation the Company (or the Bank) paid or granted to Mr. Ray as the Company's chief executive officer in fiscal years 2002, 2001 and 2000.

=========================================================================================================
                                                                     Long-Term Compensation
                                                               --------------------------------
                                Annual Compensation                 Awards            Payouts
                         -------------------------------       --------------------------------
                                               Other      Restricted                             All
                                              Annual         Stock     Options/     LTIP        Other
                          Salary   Bonus   Compensation     Awards       SARs     Payouts   Compensation
Name and Position   Year    ($)     ($)         ($)           ($)         (#)       ($)          ($)
------------------  ----  -------  ------  -------------  -----------  ---------  --------  -------------
George M. Ray,      2002   94,626       0          --(1)            0          0         0       3,785(2)
President, CEO and  2001   94,000   7,500          --(1)            0          0         0       2,910(2)
Acting CFO          2000   86,000       0          --(1)            0          0         0       3,600(2)
=========================================================================================================

(1) The aggregate value of "other annual compensation" does not meet the minimum amount required for disclosure under the Securities and Exchange Commission's regulations and is therefore omitted.

(2) Consists primarily of contributions to the Company's 401(k) made by the Company on behalf of Mr. Ray.

OPTION GRANTS IN FISCAL YEAR 2002

     The Company did not grant any options during fiscal year 2002.

OPTION HOLDINGS

     There are no options issued to any executive officer or director of the Company or the Bank in connection with the Company's common stock or any other security issued by the Company.

DIRECTOR COMPENSATION

     Until August 2001, the Company paid each active member of the Board of Directors $200 per month for his services as a director of the Company and $100 to emeritus directors. In August 2001, this amount was increased to $300 a month for active member of the Board of Directors of the Company and $150 for emeritus directors. No other compensation is given to directors for their service as directors.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table lists the number of shares of the Company's common stock beneficially owned as of December 31, 2002 by (a) each director and executive officer of the Company, and (b) all executive officers and directors as a group. To our knowledge, there are no shareholders who hold greater than 5% of the Company's outstanding common stock who are not also directors of the Company. The information shown below is based upon information furnished to the Company by the named persons. The address for each of the directors is 102 West Roanoke Drive, Fitzgerald, Georgia 31750.

     Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts set forth in rules promulgated under the Securities Exchange Act. Under such rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days from the Company's record date. Unless otherwise indicated, each person is the record owner and has sole voting and investment power with respect to his shares.

                                NUMBER     PERCENT
NAME                           OF SHARES  OF CLASS   NATURE OF BENEFICIAL OWNERSHIP(1)
-----------------------------  ---------  ---------  ---------------------------------
Sidney S. (Buck) Anderson         89,964      12.3%

James Thomas Casper, III          11,130       1.5%  105 shares are held by Mr. Casper's daughter.

Charles A. (Pete) Clark, Sr.      11,355       1.6%  551 shares are held jointly by Mr. Clark and his son.

John T. Croley, Jr.               27,562       3.8%  1,281 shares are held by Mr. Croley for the benefit of his son; 1,281 shares are held by Mr. Croley for the benefit of his grandchildren.

A.B.C. (Chip) Dorminy, III        29,766       4.0%  11,025 shares are held by ABCD Farms, Inc. of which Mr.
                                                     Dorminy is President; 10,473 are held by Mr. Dorminy's
                                                     wife.

John S. Dunn                       5,512       0.8%


                                        6

                                NUMBER     PERCENT
NAME                           OF SHARES  OF CLASS   NATURE OF BENEFICIAL OWNERSHIP(1)
-----------------------------  ---------  ---------  ---------------------------------

Lee Phillip Liles                  5,512       0.8%
Steven L. Mitchell                 7,626       1.0%  1,717 shares are held by Mr. Mitchell as custodian for his daughter; 2,602 shares are held by Mr. Mitchell as custodian for his son.

James A. Parrott, II               8,378       1.1%  110 shares are held by Mr. Parrott's spouse.

Jack F. Paulk                     11,576       1.6%  551 shares are held by Mr. Paulk's spouse.

George M. Ray(2)                   6,063       0.8%

Hulin Reeves, Jr.                  6,343       0.9%  771 shares are held by the Estate of Joy Reeves.

Robert E. Sherrell                13,450       1.8%
John Edward Smith, III             2,756       0.4%
Wyndall L. Walters                 2,756       0.5%
ALL DIRECTORS AND EXECUTIVE      246,914      33.7%
OFFICERS, AS A GROUP

---------------
(1) This column separately describes only those shares of common stock "beneficially owned" which are not held by the reporting person directly or jointly with his spouse.

(2)  Mr. Ray is also an executive officer of the Company.

     John T. Croley, Jr. and John S. Dunn, who are related by marriage, are the only directors or executive officers that have a family relationship as close as first cousins.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities and Exchange Act of 1934 requires the Company's officers, directors and greater than 10% shareholders ("Reporting Persons") to file certain reports ("Section 16 Reports") with respect to beneficial ownership of the Company's securities. Based on its review of the
Section 16 Reports furnished to the Company by its Reporting Persons, none of the Reporting Persons made late Section 16 filings with respect to transactions in Company securities during 2002.


                           RELATED PARTY TRANSACTIONS

     The Company and the Bank have banking and other business transactions in the ordinary course of business with directors and officers of the Company and the Bank and their affiliates, including members of their families, corporations, partnerships or other organizations in which such directors and officers have a controlling interest, on substantially the same terms (including price, interest rate and collateral, if applicable) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management of the Bank, such transactions do not involve more than the normal risk of collectibility or present other unfavorable features to the Company or the Bank.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Thigpen Jones Seaton & Co. is the accounting firm responsible for preparing an audited report of the Company's financial statements. Thigpen Jones Seaton & Co. has acted as the Company's accounting firm since 1996. A representative from Thigpen Jones Seaton & Co. is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

     AUDIT FEES. With regard to services rendered in connection with the audit of the Company's annual financial statements and the review of the Company's interim financial statements, the Company has estimated that its total audit fees for fiscal year 2002 were approximately $21,200. This figure is based on an estimate provided by our accountants, Thigpen Jones Seaton & Co., and includes fees for services that were billed to the Company in fiscal year 2003 in connection with the 2002 fiscal year audit.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The Company did not retain its principal accountant to perform financial information systems design or implementation services in fiscal year 2002.

     OTHER FEES. During fiscal year 2002, the Company was billed $30,925 by its principal accountant for services not described above. These "other fees" were for services including internal control agreed-upon procedures, regulatory reporting and an independent review of the Company's electronic data processing system.

     The audit committee of the Bank considered whether the provision of non-audit services by Thigpen Jones Seaton & Co. is consistent with maintaining the accountants' independence.


                              SHAREHOLDER PROPOSALS

     Shareholder proposals submitted for consideration at the next annual meeting of Shareholders must be received by the Company no later than December 1, 2003, to be included in the 2004 proxy materials. A shareholder must notify the Company before February 1, 2004 of a proposal for the 2004 annual meeting which the shareholder intends to present other than by inclusion in the Company's proxy material. If the Company does not receive such notice prior to February 1, 2004, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such matter.


                                  OTHER MATTERS

     The Board of Directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors, or matters incidental thereto, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

     If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.


March 19, 2003

                              CBC HOLDING COMPANY
                                      PROXY
                      SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 16, 2003

     The undersigned hereby appoints George M. Ray and Sidney S. (Buck) Anderson as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the Common Stock of CBC Holding Company, 102 West Roanoke Drive, Fitzgerald, Georgia, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Meeting") to be held at the Community Banking Company of Fitzgerald, located at 102 W. Roanoke Drive, Fitzgerald, Georgia, on Wednesday, April 16, 2003 at 5:00 p.m., and at any adjournments thereof, upon the proposal described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.
        ----------------------------------------------------------------

PROPOSAL: To elect the fifteen (15) persons listed below to serve as directors of the Company for a term of one year:

-  Sidney S. (Buck) Anderson, Jr.  -  John S. Dunn          -  George M. Ray
-  James Thomas Casper, III        -  Lee Phillip Liles     -  Hulin Reeves, Jr.
-  Charles A. (Pete) Clark, Sr.    -  Steven L. Mitchell    -  Robert E. Sherrell
-  John T. Croley, Jr.             -  James A. Parrott, II  -  John Edward Smith, III
-  A. B. C. (Chip) Dorminy, III    -  Jack F. Paulk         -  Wyndall L. Walters

           [ ]  FOR all nominees listed above     [ ]  WITHHOLD AUTHORITY
                (except as indicated to the            to vote for all nominees
                contrary  below).                      listed above.

         INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, MARK "FOR" ABOVE, BUT WRITE THAT NOMINEE'S NAME IN THE SPACE BELOW.

--------------------------------------------------------------------------------

      DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS
                    WHICH MAY COME BEFORE THE ANNUAL MEETING.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY
                IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

     If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated:                                    , 2003
                                     ----------------------------------
                                        (Be sure to date your Proxy)

                              ------------------------------------------------
                              Name(s) of Shareholder(s)

                              ------------------------------------------------
                              Signature(s) of Shareholder(s)

     Please mark, date, and sign this Proxy, and return it in the enclosed, return-addressed envelope. No postage is necessary.

                    PLEASE RETURN PROXY AS SOON AS POSSIBLE.
                    ----------------------------------------

        DO YOU PLAN TO ATTEND THE ANNUAL MEETING?     [ ]  YES   [ ]   NO


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